SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2024

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Capitol Street, Suite 3000, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	WM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2024, the Board of Directors (the “Board”) of Waste Management, Inc. (the “Company”) increased its size to 10 members and elected Mr. Thomas L. Bené as an additional member of the Board with a term expiring at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”). The Board determined that Mr. Bené is an independent director, and Mr. Bené was also appointed to the Management Development & Compensation Committee of the Board.

Mr. Bené, age 61, is President and Chief Executive Officer of Breakthru Beverage Group, LLC, a private beverage wholesale distributor. Mr. Bené previously served as President and Chief Executive Officer of the National Restaurant Association and as President, Chief Executive Officer and Chairman of the Board of Sysco Corporation, a multinational wholesale restaurant distributor.

Mr. Bené will receive standard compensation for service as a non-employee director of the Company, as described in the Company’s most recent proxy statement. Mr. Bené will receive pro-rated compensation for four and a half months of the current six-month director compensation period ending July 15, 2024, consisting of (i) a stock award under the Company’s 2023 Stock Incentive Plan for the number of shares of Common Stock of the Company equal in fair market value to $67,770, rounded to the nearest full share, on the grant date of March 1, 2024 and (ii) a cash payment of $45,180.

Mr. Bené will stand for re-election at the 2024 Annual Meeting. Director John C. Pope has reached the retirement age set forth in the Company’s Corporate Governance Guidelines; therefore, he will not stand for re-election and his term as a director of the Company will expire at the 2024 Annual Meeting. The Board intends to reduce its size to nine members effective as of the expiration of Mr. Pope’s term.

A copy of the news release relating to this disclosure is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit
Number	Description

99.1	News Release dated March 1, 2024

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: March 1, 2024
	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Executive Vice President, Corporate Development and Chief Legal Officer